EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q (the "Report") of COL China Online International Inc. (the "Company") for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof, I, Chi Keung Wong, Chief Executive Officer and Chief Financial Officer (Principal Accounting Officer) of the Company, certify, to the best of my knowledge, pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:  November 13, 2009


/s/ Chi Keung Wong
------------------
Chi Keung Wong
Chief Executive Officer and
Chief Financial Officer
(Principal Accounting Officer)